UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2017

MINERALS TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11430	25-1190717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue, New York, NY	10017-6707
(Address of principal executive offices)	(Zip Code)

(212) 878-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 4, 2017, the Board of Directors (the "Board") of Minerals Technologies Inc. (the "Company") elected Mr. Franklin (Frank) L. Feder as a member of the Board, effective immediately.  A copy of the press release announcing Mr. Feder's election is attached hereto as Exhibit 99.1 and incorporated by reference herein.

As a new member of the Board, Mr. Feder will be entitled to the same compensation provided to each of the current non-employee members of the Board. This includes an annual retainer fee of $172,500, comprised of $72,500 paid in cash and $100,000 in phantom stock units which have the economic value of one share of the Company's common stock. Under the Company's Nonfunded Deferred Compensation and Unit Award Plan for Non-Employee Directors (the "Deferred Compensation Plan"), Mr. Feder will have the right to defer his fee, which would then be credited to his account as phantom stock units. Mr. Feder will also be eligible to receive additional phantom stock units awarded pursuant to the Deferred Compensation Plan.

In addition, the Company has entered into an indemnification agreement with Mr. Feder (the "Indemnification Agreement") the terms of which are consistent with those previously executed by each of the current members of the Board. The form of such Indemnification Agreement is more fully described in the Company's Current Report on Form 8-K filed on May 8, 2009, which description is incorporated by reference herein. Such description does not purport to be complete, however, and is qualified in its entirety by reference to the form of Indemnification Agreement, which is attached as Exhibit 10.1 to the Company's Current Report on Form 8-K filed on May 8, 2009, and incorporated herein by reference.

The Board has not yet made a determination regarding any committee assignments for Mr. Feder.  There are no arrangements or understandings between Mr. Feder and any other persons pursuant to which Mr. Feder was elected as a director. There are no current or proposed transactions in which the Company is a participant and for which disclosure is required with respect to Mr. Feder under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.
	(d)	Exhibits

		99.1	Press Release dated October 9, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERALS TECHNOLOGIES INC.
(Registrant)

	By:	/s/ Thomas J. Meek
	Name:	Thomas J. Meek
	Title:	Senior Vice President, General Counsel, Human Resources, Secretary and Chief Compliance Officer

Date: October 9, 2017

MINERALS TECHNOLOGIES INC.
EXHIBIT INDEX

Exhibit No. __________	Subject Matter ____________________________________________________________

99.1	Press Release dated October 9, 2017.